Interpretations and Amendments to Published Standards Effective in 2023	12 Months Ended
Dec. 31, 2024
Interpretations and Amendments to Published Standards Effective in 2023 [Abstract]
INTERPRETATIONS AND AMENDMENTS TO PUBLISHED STANDARDS EFFECTIVE IN 2023
3.	Interpretations and amendments to published standards effective in 2024

On January 1, 2024, the Group has adopted the new or amended IFRS and interpretations issued by the IFRS interpretations Committee IFRS IC that are mandatory for application for the fiscal year. Changes to the Group’s accounting policies have been made as required, in accordance with the transitional provisions in the respective IFRS and IFRS IC.

The adoption of these new or amended IFRS and IFRS IC did not result in substantial changes to the Group’s accounting policies and had no material effect on the amounts reported for the current or prior financial years.